                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                  AMENDMENT #1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2002

                               VIEWCAST.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                              000-29020                         75-2528700
---------------------------------------    ------------------------------    --------------------------------
   (State or other jurisdiction of           (Commission File Number)                I.R.S. Employer
    incorporation or organization)                                                 Identification No.)


           17300 DALLAS PARKWAY. SUITE 2000, DALLAS, TX                                75248
--------------------------------------------------------------------   --------------------------------------
             (Address of Principal Executive Offices)                                (Zip Code)


        Registrant's telephone number, including area code: 972-488-7200
                                                           --------------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective on May 3, 2002, Ernst & Young LLP resigned as auditors of the Company by letter dated May 2, 2002.

         The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The report of Ernst & Young LLP for only the most recent year of the past two fiscal years was modified as to uncertainty regarding the ability of the Company to continue as a going concern.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001 and 2000, and in the subsequent interim period through May 3, 2002, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 20, 2002 is filed as Exhibit 16.1 to this Form 8-K/A.

         Effective May 17, 2002, the Company has engaged Grant Thornton LLP to replace Ernst & Young as its accounting firm for the fiscal year ending December 31, 2002 subject to approval of shareholders.

         In connection with the two fiscal years ended December 31, 2001 and 2000, and in the subsequent interim period through May 17, 2002, the Company has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         (None)

     (b) PRO FORMA FINANCIAL INFORMATION

         (None)

     (c) EXHIBITS

         16.1 Letter regarding change in certifying accountant

                                   SIGNATURES


Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ViewCast.com, Inc.
                                           ------------------
                                           (Registrant)



                                           BY:
Date: May 20, 2002                         /s/ Laurie L. Latham
                                           ---------------------------
                                           Laurie L. Latham
                                           Chief Financial Officer
                                           Principal Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
    16.1          Letter regarding change in certifying accountant